                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------


                                   FORM 8-K/A


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 20, 1997



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)



    Delaware                     0-16102                   59-2840783
 (State or Other               Commission               (I.R.S. Employer
 Jurisdiction of               File Number               Identification
 Incorporation)                                              Number)



                1000 Crawford Place, Mt. Laurel, New Jersey 08054
                    (Address of principal executive offices)


                                  (609)235-6009
              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------


         On August 20, 1997, Eastern Environmental Services, Inc. (the "Registrant" or "Eastern") acquired all of the outstanding shares of stock of Soil Remediation of Philadelphia, Inc. ("SRP") pursuant to the terms of an Agreement for the Sale and Purchase of Stock (the "SRP Stock Agreement") dated August 20, 1997 between the Registrant and USA Waste Services, Inc. (the "Seller"). The Seller is not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the SRP Stock Agreement, which is incorporated as Exhibit 10.1.

         Additionally, the Registrant and its wholly owned subsidiary, Eastern Environmental Services, Inc. of Fairless Hills, Inc. ("EESI of Fairless") entered into an Agreement (the "Fairless Hills Agreement") dated August 20, 1997 with USA Waste Services, Inc. ("USA Waste"), USA Waste of Fairless Hills, Inc. ("USA Fairless"), Clean Soils of Fairless Hills, Inc. ("Clean Soils Fairless") to evidence a transaction under which EESI of Fairless will acquire all of the stock of Clean Soils Fairless and USA Fairless, two companies under common ownership with SRP by USA Waste. The closing of the acquisition of the stock of Clean Soils Fairless and USA Fairless are pending upon satisfaction of certain normal conditions which the Registrant believes will be resolved. The description of the acquired assets and the proposed acquisition transaction set forth herein is qualified in its entirety by reference to the Fairless Hills Agreement, which is incorporated as Exhibit 10.2.

         In connection with the acquisition of SRP and the Agreement to acquire Clean Soils Fairless, Eastern entered into a Management Agreement dated July 14, 1997 between SRP, Clean Soils Fairless and Eastern Waste of Delaware Valley, Inc., a wholly owned subsidiary of Eastern designated as the Manager. The Management Agreement provided that Eastern Waste of Delaware Valley, Inc. would manage the businesses of SRP and Clean Soils Fairless, retain the revenue of the businesses and pay all associated expenses, until final closings of the acquisitions. The Management Agreement can be terminated by either the Manager, SRP or Clean Soils Fairless upon ten (10) days written notice if any material provision of the Management Agreement is violated. The description of the Management Agreement is qualified in its entirety by reference to Exhibit 10.3, which is incorporated by reference.

         Pursuant to the SRP Stock Agreement, the stock of SRP was acquired for consideration of 270,000 unregistered shares of the Registrant's common stock valued at $12.375 per share. Estimated consideration for the pending acquisitions of Clean Soils Fairless and USA Fairless consists of 35,000 unregistered shares of the Registrant's stock valued at $12.375 per share.

Assets acquired within the SRP Stock Agreement include property, equipment, vehicles, leases for real estate and personal property, accounts receivable from customers, certain permits, licenses, consents and other governmental approvals used in the operation of the business conducted by SRP. The acquired assets were used by the Seller in the soil remediation business. The Registrant intends to continue to use the acquired assets for this purpose. Assumed liabilities include certain amounts due to vendors.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.
          -----------------------------------

(a)      Financial statements of business acquired

         Soil Remediation of Philadelphia, Inc.
         --------------------------------------

         Independent Auditors' Report.
         Balance Sheets as of December 31, 1996 and 1995.
         Statements of Operations and Retained Earnings for the Years Ended
             December 31, 1996 and 1995.
         Statements of Cash Flows for the Years Ended December 31, 1996 and
             1995.
         Notes to Financial Statements.

         Balance Sheet as of June 30, 1997. (Unaudited)
         Statement of Operations and Retained Earnings for the Six Months Ended
             June 30, 1997. (Unaudited)
         Statement of Cash Flows for the Six Months Ended June 30, 1997.
             (Unaudited)
         Selected Notes to Financial Statements. (Unaudited)

         USA Waste of Fairless Hills, Inc. D/B/A Clean Soils
         ---------------------------------------------------

         Independent Auditors' Report.
         Balance Sheets as of December 31, 1996 and 1995.
         Statements of Operations and Retained Earnings for the Years Ended
             December 31, 1996 and 1995.
         Statements of Cash Flows for the Years Ended December 31, 1996 and
             1995.
         Notes to Financial Statements.

         Balance Sheet as of June 30, 1997. (Unaudited)
         Statement of Operations and Retained Earnings for the Six Months Ended
             June 30, 1997. (Unaudited)
         Statement of Cash Flows for the Six Months Ended June 30, 1997.
             (Unaudited)
         Selected Notes to Financial Statements. (Unaudited)


(b)      Pro forma financial information

         Pro Forma Consolidated Statement of Income for the Year Ended
             June 30, 1997.   (Unaudited)
         Pro Forma Balance Sheet as of June 30, 1997. (Unaudited)

(c)       Exhibits

*10.1 Agreement for the Sale and Purchase of the Stock of Soil Remediation of Philadelphia, Inc. dated as of August 20, 1997, by and between USA Waste Services, Inc. and Eastern Environmental Services, Inc.

*10.2 Agreement dated as of August 20, 1997 by and among USA Waste Services, Inc., USA Waste of Fairless Hills, Inc. ("USA Fairless"), Clean Soils of Fairless Hills, Inc. ("Clean Soils Fairless"), EESI of Fairless Hills, Inc. and Eastern Environmental Services, Inc. for the acquisition of the stock of Clean Soils Fairless and USA Fairless.

*10.3 Management Agreement dated July 14, 1997 by and between Soil Remediation of Philadelphia, Inc., Clean Soils of Fairless Hills, Inc. and Eastern Waste of Delaware Valley, Inc.

23.1      Consent of Daniel P. Irwin and Associates, P.C.

--------------------------------------------------------------------------------

* Incorporated by reference.


                           Signature
                           ---------

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eastern Environmental Services, Inc.

Date: November 3, 1997                  By:  /s/ Louis D. Paolino, Jr.
                                             -----------------------------------
                                             Louis D. Paolino, Jr., President

[LETTERHEAD OF DANIEL P. IRWIN AND ASSOCIATES P.C. APPEARS HERE]


                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



To The Board of Directors
Soil Remediation of Philadelphia, Inc.


We have audited the accompanying Balance Sheets of Soil Remediation of Philadelphia, Inc., as of December 31, 1996 and 1995 and the Related Statements of Operations, Retained Earnings and Cash Flows for the years then ended. These Financial Statements are the responsibility of the Company's Management. Our responsibility is to express an opinion on these Financial Statements based on our audit.

We conducted our audit in accordance with Generally Accepted Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Soil Remediation of Philadelphia, Inc. as of December 31, 1996 and 1995, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.



                          /s/DANIEL P. IRWIN AND ASSOCIATES P.C.



August 29, 1997

                    SOIL REMEDIATION OF PHILADELPHIA, INC.
                    --------------------------------------
                                BALANCE SHEETS
                                --------------
                          DECEMBER 31, 1996 AND 1995
                          --------------------------

                                    ASSETS
                                    ------

                                                            1996           1995
                                                        ------------   ------------
CURRENT ASSETS:
--------------
  Cash                                                        1,591          1,000
  Accounts Receivable - Trade LESS
    Allowance of $310,000 and $250,000                    2,401,346      1,157,647
  Refundable Income Taxes                                   330,749              0
                                                         ----------     ----------

     TOTAL CURRENT ASSETS                                 2,733,686      1,158,647

PROPERTY AND EQUIPMENT:
----------------------
  Property and Equipment                                 12,019,324     12,079,324
  LESS:  Accumulated Depreciation                       ( 3,171,129)   ( 2,263,294)
  ----                                                   ----------     ----------
     NET PROPERTY AND EQUIPMENT                           8,848,195      9,816,030

INTANGIBLE ASSETS:
-----------------
  Permit Cost - Net                                         369,027        430,029

OTHER ASSETS:
------------
  Pennsylvania Bond                                         245,220        245,220
                                                         ----------     ----------

     TOTAL ASSETS                                        12,196,128     11,649,926
                                                         ==========     ==========


                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

CURRENT LIABILITIES:
-------------------
  Accounts Payable - Trade                                   14,844       119,484
  Accrued Corporate Taxes                                         0       217,704
  Due to Related Companies                                8,224,258     6,859,587
                                                         ----------    ----------

     TOTAL LIABILITIES                                    8,239,102     7,196,775


STOCKHOLDERS' EQUITY:
--------------------
  Common Stock - $1.00 Par Value; 1,000 Shares
    Authorized, Issued and Outstanding                        1,000         1,000
  Additional Paid in Capital                                  9,000         9,000
  Retained Earnings                                       3,947,026     4,443,151
                                                         ----------    ----------

     TOTAL STOCKHOLDERS' EQUITY                           3,957,026     4,453,151
                                                         ----------    ----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          12,196,128    11,649,926
                                                         ==========    ==========

SEE NOTES TO FINANCIAL STATEMENTS.

                     SOIL REMEDIATION OF PHILADELPHIA, INC.
                     --------------------------------------
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                 ----------------------------------------------
            FOR THE CALENDAR YEARS ENDED DECEMBER 31, 1996 AND 1995
            -------------------------------------------------------

                                                         1996        1995
                                                       ---------   ---------

SALES                                                  5,211,052   5,557,481

COST OF SALES                                          4,524,790   3,398,819

GENERAL AND ADMINISTRATIVE EXPENSES                    1,513,136   1,621,731
                                                       ---------   ---------

     (LOSS) INCOME FROM OPERATIONS                    (  826,874)    536,931

Other Income (Expenses):
------------------------

  Gain on Sale of Assets                                       0       7,328
                                                       ---------   ---------

     (LOSS) INCOME BEFORE TAXES                       (  826,874)    544,259

Income Taxes                                                   0     217,704
Tax Effect of Operating Loss Carryback                   330,749           0
                                                       ---------   ---------

     NET (LOSS) INCOME                                (  496,155)    326,555

Retained Earnings - Beginning of Year                  4,443,151   4,116,596
                                                       ---------   ---------

Retained Earnings - End of Period                      3,947,026   4,443,151
                                                       =========   =========



SEE NOTES TO FINANCIAL STATEMENTS.

                    SOIL REMEDIATION OF PHILADELPHIA, INC.
                    --------------------------------------
                           STATEMENTS OF CASH FLOWS
                           ------------------------
            FOR THE CALENDAR YEARS ENDED DECEMBER 31, 1996 AND 1995
            -------------------------------------------------------

                                                       1996          1995
                                                    ---------     ---------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
  Net (LOSS) Income                                (  496,125)      326,555
  Adjustments to Reconcile Net Income to
  Net Cash Provided by Operating Activities:
      Depreciation                                    915,835       861,572
      Amortization                                     65,389        65,389
      (Increase) Decrease in:
         Receivables                               (1,243,699)      267,189
         Refundable Income Taxes                   (  330,749)            0
      Increase (Decrease) in:
         Accounts Payable                          (  104,640)     (  4,701)
         Provision for Corporate Taxes             (  217,704)      217,704
                                                    ---------     ---------


    NET CASH (USED) PROVIDED BY
      OPERATING ACTIVITIES                         (1,411,693)    1,733,708

                                                    - - - - -     - - - - -

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
  Purchase of Property and Equipment                        0    (  561,139)
  Sale of Equipment                                    52,000             0
  Purchase of Other Intangible Assets              (    4,387)            0
                                                    ---------     ---------

    NET CASH PROVIDED (USED) IN
      INVESTING ACTIVITIES                             47,613    (  561,139)

                                                    - - - - -     - - - - -

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
  Due to Related Companies                          1,364,671    (1,263,416)
                                                    ---------     ---------

    NET CASH PROVIDED (USED)
      BY FINANCING ACTIVITIES                       1,364,671    (1,263,416)

                                                    - - - - -     - - - - -

INCREASE (DECREASE) IN CASH                               591    (   90,847)
   Beginning Cash Balance                               1,000        91,847
                                                    ---------     ---------

   Ending Cash Balance                                  1,591         1,000
                                                    =========     =========



SEE NOTES TO FINANCIAL STATEMENTS.

                    SOIL REMEDIATION OF PHILADELPHIA, INC.
                    --------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                          DECEMBER 31, 1996 AND 1995
                          --------------------------


NOTE 1  NATURE OF BUSINESS:
        ------------------

        Soil Remediation of Philadelphia, Inc., (The Company) is engaged in business of remediation services for Petroleum Contaminated Soil through a carefully controlled process in which soil is heated to temperatures whereby the Hydrocarbon Contaminates are volatized and released from the soil. These vapors are then collected and cleaned through air pollution control systems. The resulting clean soil is collected and stored to be used for a variety of purposes, such as backfill, road building, construction, etc.

NOTE 2  SIGNIFICANT ACCOUNTING POLICIES
        -------------------------------

        Cash and Cash Equivalents:
        -------------------------

        For the purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with maturities of less then three months to be cash equivalents.

        Allowance for Uncollectible Accounts:
        ------------------------------------

        The Company uses the Allowance Method to account for uncollectible accounts receivable. The Allowance is based on management's analysis of possible bad debts. Bad debt recoveries are charged against the allowance account as realized.

        Use of Estimates:
        ----------------

        The preparation of Financial Statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities, income and expenses and disclosure of contingencies. Actual results could differ from those results.

        Property and Plant Depreciation:
        --------------------------------

        Property and Equipment are capitalized and stated at cost. Depreciation is computed using the straight-line basis over the estimated service lives of the respective property.

        Intangible Assets
        -----------------

        Intangible Assets consist of the costs incurred in acquiring the Federal, State and Local permits necessary in order to operate a soil remediation facility within the City of Philadelphia and Commonwealth of Pennsylvania. The permit costs are being amortized on a straight line basis over a period of ten years.

                    SOIL REMEDIATION OF PHILADELPHIA, INC.
                    --------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                          DECEMBER 31, 1996 AND 1995
                          --------------------------


NOTE 2  SIGNIFICANT ACCOUNTING POLICIES:  (Continued)
        -------------------------------

        Revenue Recognition:
        -------------------

        The Company primarily derives its Revenues from construction contractors specializing in environmental clean up of petroleum contaminated soil. Revenue is recognized when the performance of the remediation process is completed.

NOTE 3  PROPERTY AND EQUIPMENT:
        -----------------------

        Property and equipment at December 31, 1996 and 1995 is summarized as follows:

                                                          1996            1995
                                                      -----------     -----------
               Machinery and Equipment                  8,334,229       8,394,229
               Vehicles                                   390,653         390,653
               Buildings and Site Improvements          1,283,068       1,283,068
               Land                                     2,000,000       2,000,000
               Office Equipment                            11,374          11,374
                                                       ----------      ----------
                                                       12,019,324      12,079,324
               LESS: Accumulated Depreciation         ( 3,171,129)    ( 2,263,294)
               ----                                    ----------      ----------

               NET PROPERTY AND EQUIPMENT               8,848,195       9,816,030
                                                       ==========      ==========

NOTE 4  INTANGIBLE ASSETS:
        -----------------

        A summary of Intangible Assets and Accumulated Amortization at December 31, 1996 and December 31, 1995, are as follows:

                                                           1996            1995
                                                         ------------------------
               Permits                                    658,277         653,890
               LESS: Accumulated Amortization            (289,250)       (223,861)
               ----                                       --------        --------

               NET INTANGIBLE ASSETS                      369,027         430,029
                                                          =======         =======

NOTE 5  OTHER ASSETS:
        ------------

        The Pennsylvania Department of Environmental Resources requires the posting of a bond before issuing the necessary permit to operate a soil remediation facility within the Commonwealth of Pennsylvania. The bond is to insure that any environmental contamination is cleaned up when the Company ceases operation of the soil remediation facility. In August 1992, the Company posted a $245,220.00 bond. The Bond is refundable when the soil remediation plant ceases operation and the site has been cleaned up to the satisfaction of the Pennsylvania Department of Environmental Resources.

                    SOIL REMEDIATION OF PHILADELPHIA, INC.
                    --------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                          DECEMBER 31, 1996 AND 1995
                          --------------------------


NOTE 6  DUE TO RELATED PARTIES:
        ----------------------

        Soil Remediation of Philadelphia, Inc. is a wholly owned subsidiary of USA Waste Services, Inc. The Company transferred funds to certain other wholly owned subsidiaries and received funds transferred from other wholly owned subsidiaries of its parent company, USA Waste Services, Inc. The year end balances resulting from the transfers of funds between related companies at December 31, 1996 and December 31, 1995 is summarized as follows:

                                                                       1996        1995
                                                                   -----------------------
               USA Waste Services, Inc.                             5,912,146    6,229,094
               Meadowbrook Co., Inc. - USA
                Waste Services, Inc.                                  983,871      635,339
               USA Hauling, Inc. D/B/A Quickway                    (    3,974)  (    3,974)
               USA Waste Transfer, Inc. D/B/A Girardpointe         (  164,446)           0
               USA Waste of Fairless Hills, Inc.
                D/B/A Clean Soils                                   1,496,661   (      872)
                                                                    ---------    ---------
                                                                    8,224,258    6,859,587
                                                                    =========    =========

NOTE 7  FEDERAL AND STATE TAXES:
        -----------------------

        At December 31, 1996, the Company had a net operating loss for Federal Income tax purposes of $826,874.00. The net operating loss carryback and or forward results in a tax benefit of $330,749.00. At December 31, 1995, the Company had a net operating income for Federal Income tax purposes of $544,259,00. The resulting tax liability was $217,704.00.

NOTE 8  COMMITMENTS AND CONTINGENCIES:
        -----------------------------

        The Company is subject to extensive and changing Federal, State and Local Environmental Laws and Regulations in the Commonwealth of Pennsylvania that have been enacted in response to technological advances and the public concern over environmental issues. The expenditures necessary to comply with environmental laws and regulations are made in the normal course of business. Although the company, to the best of its knowledge, is in compliance in all material respects with the laws and regulations affecting its operations. There is no assurance that the Company will not have to expend substantial amounts for compliance in the future.

NOTE 9  SUBSEQUENT EVENT:
        ----------------

        On August 20, 1997, Eastern Environmental Services, Inc. a Delaware Corporation, purchased all of the outstanding Stock of Soil Remediation of Philadelphia, Inc. in exchange for 270,000 shares of Eastern Environmental Services, Inc. Common Stock.

                    SOIL REMEDIATION OF PHILADELPHIA, INC.
                    --------------------------------------
                                 BALANCE SHEET
                                 -------------
                                 JUNE 30, 1997
                                 -------------
                                  (Unaudited)

                                    ASSETS
                                    ------


CURRENT ASSETS:
--------------
  Cash                                                   1,250
  Accounts Receivable - Trade LESS
    Allowance of $340,000                            3,203,358
  Refundable Income Taxes                            1,453,343
                                                   -----------

     TOTAL CURRENT ASSETS                                            4,657,951

PROPERTY AND EQUIPMENT:
----------------------
  Property and Equipment                            12,019,324
  LESS:  Accumulated Depreciation                   (3,630,336)
  ----                                             -----------
     NET PROPERTY AND EQUIPMENT                                      8,388,988

INTANGIBLE ASSETS:
-----------------
  Permit Cost - Net                                                    336,333

OTHER ASSETS:
------------
  Pennsylvania Bond                                                    245,220
                                                                    ----------

     TOTAL ASSETS                                                   13,628,492
                                                                    ==========


                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

CURRENT LIABILITIES:
-------------------
  Accounts Payable - Trade                              85,992
  Due to Related Companies                          11,765,490
                                                    ----------

     TOTAL LIABILITIES                                              11,851,482

STOCKHOLDERS' EQUITY:
--------------------
  Common Stock - $1.00 Par Value;
    1,000 Shares Authorized, Issued
    and Outstanding                                      1,000
  Additional Paid in Capital                             9,000
  Retained Earnings                                  1,767,010
                                                    ----------

     TOTAL STOCKHOLDERS' EQUITY                                      1,777,010
                                                                    ----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     13,628,492
                                                                    ==========

                    SOIL REMEDIATION OF PHILADELPHIA, INC.
                    --------------------------------------
                 STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                 ---------------------------------------------
                                  (Unaudited)
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                    --------------------------------------


                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1997
                                                                -------------
SALES                                                                 834,947

COST OF SALES                                                       4,057,883

GENERAL AND ADMINISTRATIVE EXPENSES                                   410,423
                                                                   ----------

     LOSS FROM OPERATIONS                                          (3,633,359)

Tax Effect of Operating Loss                                        1,453,343
                                                                   ----------

     NET LOSS                                                      (2,180,016)


Retained Earnings - Beginning of Year                               3,947,026
                                                                   ----------

Retained Earnings - End of Period                                   1,767,010
                                                                   ==========

                    SOIL REMEDIATION OF PHILADELPHIA, INC.
                    --------------------------------------
                            STATEMENT OF CASH FLOWS
                            -----------------------
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                    --------------------------------------
                                  (Unaudited)

                                                    SIX MONTHS
                                                      ENDED
                                                  JUNE 30, 1997
                                                  -------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
  Net LOSS                                         (2,180,016)
  Adjustments to Reconcile Net Income (LOSS)
  to Net Cash Provided by Operating Activities:
      Depreciation                                    459,207
      Amortization                                     32,694
      (Increase) Decrease in:
        Receivables                                  (802,012)
        Refundable Income Taxes                    (1,122,594)
      Increase (Decrease) in:
        Accounts Payable                               71,148
                                                   ----------

     NET CASH USED BY
      OPERATING ACTIVITIES                         (3,541,573)
                                                   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
 Increase in
 Due to Related Companies                           3,541,232

   NET CASH PROVIDED BY
    FINANCING ACTIVITIES                            3,541,232
                                                   ----------

DECREASE IN CASH                                         (341)
  Beginning Cash Balance                                1,591
                                                   ----------

  Ending Cash Balance                                   1,250
                                                   ==========

                    SOIL REMEDIATION OF PHILADELPHIA, INC.
                    --------------------------------------
                    SELECTED NOTES TO FINANCIAL STATEMENTS
                    --------------------------------------
                                 JUNE 30, 1997
                                 -------------
                                  (Unaudited)


NOTE 1  NATURE OF BUSINESS:
        ------------------

        Soil Remediation of Philadelphia, Inc., (The Company) is engaged in business of remediation services for Petroleum Contaminated Soil through a carefully controlled process in which soil is heated to temperatures whereby the Hydrocarbon Contaminates are volatized and released from the soil. These vapors are then collected and cleaned through air pollution control systems. The resulting clean soil is collected and stored to be used for a variety of purposes, such as backfill, road building, construction, etc.

NOTE 2  SIGNIFICANT ACCOUNTING POLICIES
        -------------------------------

        Allowance for Uncollectible Accounts:
        ------------------------------------

        The Company uses the Allowance Method to account for uncollectible accounts receivable. The Allowance is based on management's analysis of possible bad debts. Bad debt recoveries are charged against the allowance account as realized.

        Property and Plant Depreciation:
        --------------------------------

        Property and Equipment are capitalized and stated at cost. Depreciation is computed using the straight-line basis over the estimated service lives of the respective property.

        Intangible Assets
        -----------------

        Intangible Assets consist of the costs incurred in acquiring the Federal, State and Local permits necessary in order to operate a soil remediation facility within the City of Philadelphia and Commonwealth of Pennsylvania. The permit costs are being amortized on a straight line basis over a period of ten years.

        Revenue Recognition:
        -------------------

        The Company primarily derives its Revenues from construction contractors specializing in environmental clean up of petroleum contaminated soil. Revenue is recognized when the performance of the remediation process is completed.

NOTE 3  SUBSEQUENT EVENT:
        ----------------

        On August 20, 1997, Eastern Environmental Services, Inc. a Delaware Corporation, purchased all of the outstanding stock of Soil Remediation of Philadelphia, Inc. in exchange for 270,000 shares of Eastern Environmental Services, Inc. Common Stock.

       [LETTERHEAD OF DANIEL P. IRWIN AND ASSOCIATES P.C. APPEARS HERE]



                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



To The Board of Directors
USA Waste of Fairless Hills, Inc.
D/B/A Clean Soils


We have audited the accompanying Balance Sheets of USA Waste of Fairless Hills, Inc., D/B/A Clean Soils, as of December 31, 1996 and 1995 and the Related Statements of Operations, Retained Earnings and Cash Flows for the years then ended. These Financial Statements are the responsibility of the Company's Management. Our responsibility is to express an opinion on these Financial Statements based on our audit.

We conducted our audit in accordance with Generally Accepted Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of USA Waste of Fairless Hills, Inc. D/B/A Clean Soils as of December 31, 1996 and 1995, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.



                               /s/ DANIEL P. IRWIN AND ASSOCIATES P.C.



August 29, 1997

                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                                BALANCE SHEETS
                                --------------
                          DECEMBER 31, 1996 AND 1995
                          --------------------------

                                    ASSETS
                                    ------


                                                           1996          1995
                                                        ---------     ---------
CURRENT ASSETS:
--------------
 Cash                                                       1,000           980
 Accounts Receivable - Trade LESS
  Allowance of $155,000 and $50,000                       527,893       619,699
 Prepaid Expenses                                         808,758        15,000
 Refundable Income Taxes                                  196,558             0
                                                        ---------     ---------
   TOTAL CURRENT ASSETS                                 1,534,209       635,679

                                                        - - - - -     - - - - -
PROPERTY AND EQUIPMENT:
----------------------
 Property and Equipment                                 1,970,973     1,970,973
 LESS:  Accumulated Depreciation                          581,160       328,944
 ----                                                   ---------     ---------
    NET PROPERTY AND EQUIPMENT                          1,389,813     1,642,029

                                                        - - - - -     - - - - -
INTANGIBLE ASSETS:
-----------------
 Permit Costs - Net                                       387,170       438,043
                                                        ---------     ---------

Other Assets:
------------
 Pennsylvania Bond                                        250,000       250,000
                                                        ---------     ---------

   TOTAL ASSETS                                         3,561,192     2,965,751
                                                        =========     =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
-------------------
 Accounts Payable - Trade                                 106,030        73,606
 Accrued Corporate Taxes                                        0       158,698
 Due to Related Companies                               3,139,799     2,123,246
                                                        ---------     ---------

  TOTAL LIABILITIES                                     3,245,829     2,355,550

                                                        - - - - -     - - - - -
STOCKHOLDERS' EQUITY:
--------------------
 Common Stock - $.01 Par Value;
  Authorized 1,000,000
 Shares; Issued and Outstanding
  Shares 500 Shares                                             5             5
 Retained Earnings                                        315,358       610,196
                                                        ---------     ---------

  TOTAL STOCKHOLDERS' EQUITY                              315,363       610,201
                                                        ---------     ---------

  TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                                 3,561,192     2,965,751
                                                        =========     =========

SEE NOTES TO FINANCIAL STATEMENTS.

                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                ----------------------------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                ----------------------------------------------

                                                          1996        1995
                                                       ---------   ---------
SALES                                                  1,706,439   2,273,238

COST OF SALES                                          1,771,235   1,480,916

GENERAL AND ADMINISTRATIVE EXPENSES                      426,600     395,577
                                                       ---------   ---------

     (LOSS) INCOME BEFORE INCOME TAXES                  (491,396)    396,745


Income Taxes                                                   0     158,698

Tax Effect of Operating Loss Carry-Back                  196,558           0
                                                       ---------   ---------

     NET (LOSS) INCOME                                  (294,838)    238,047


Retained Earnings - Beginning of Year                    610,196     372,149
                                                       ---------   ---------

Retained Earnings - End of Year                          315,358     610,196
                                                       =========   =========

SEE NOTES TO FINANCIAL STATEMENTS.

                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                           STATEMENTS OF CASH FLOWS
                           ------------------------
            FOR THE CALENDAR YEARS ENDED DECEMBER 31, 1996 AND 1995
            -------------------------------------------------------



                                                        1996           1995
                                                     ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
 Net (LOSS) Income                                     (294,838)       238,047
 Adjustments to Reconcile Net Income to
 Net Cash Provided by Operating Activities:
    Depreciation                                        252,216        251,294
    Amortization                                         51,374         50,686
    (Increase) Decrease in:
     Receivables                                         91,806       (246,276)
     Prepaid Expenses                                  (793,758)        (7,500)
     Refundable Income Taxes                           (196,558)             0
    Increase (Decrease) in:
     Accounts Payable                                    32,423        (14,775)
     Provision for Income Taxes                        (158,698)       158,698
                                                     ----------     ----------


   NET CASH (USED) PROVIDED BY
    OPERATING ACTIVITIES                             (1,016,033)       430,174

                                                     - - - - - -    - - - - - -

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
 Purchase and Equipment                                       0        (37,854)
 Cost of Permit                                            (500)       (13,729)
                                                     ----------     ----------

   NET CASH (USED) PROVIDED IN
    INVESTING ACTIVITIES                                   (500)       (51,583)

                                                     - - - - - -    - - - - - -

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
 Due to Related Companies                             1,016,553       (436,774)
                                                     ----------     ----------

   NET CASH PROVIDED (USED)
    BY FINANCING ACTIVITIES                           1,016,553       (436,774)

                                                     - - - - - -    - - - - - -

INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS               20        (58,183)
 Cash and Cash Equivalents:
 -------------------------

  Beginning                                                 980         59,163
                                                     ----------     ----------

  Ending                                                  1,000            980
                                                     ==========     ==========


SEE NOTES TO FINANCIAL STATEMENTS.

                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                          DECEMBER 31, 1996 AND 1995
                          --------------------------


NOTE 1  NATURE OF BUSINESS:
        ------------------

        USA Waste of Fairless Hills, Inc. D/B/A Clean Soils, (The Company) is engaged in the business of remediation services for petroleum contaminated soil, through a carefully controlled process in which the soil is heated to temperatures whereby the Hydro-carbon Contaminates are volatized and released from the soil. These vapors are then collected and cleaned through air pollution control systems. The resulting clean soil is collected and stored, to be used for a variety of purposes, such as backfill, road building, construction, etc.

NOTE 2  SIGNIFICANT ACCOUNTING POLICIES
        -------------------------------

        Cash and Cash Equivalents:
        -------------------------

        For the purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with maturities of three months or less to be cash equivalents.

        Allowance for Uncollectible Accounts:
        ------------------------------------

        The Company uses the Allowance Method to account for uncollectible accounts receivable. The Allowance is based on management's analysis of possible bad debts. Bad debt recoveries are charged against the allowance account as realized.

        Use of Estimates:
        ----------------

        The preparation of Financial Statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, income and expenses and disclosure of contingencies. Actual results could differ from those estimates.

        Property and Plant Depreciation:
        --------------------------------

        Property and Equipment are capitalized and stated at cost. Depreciation is computed on the straight-line basis over the estimated service lives of the respective classes of property.

        Intangible Assets
        -----------------

        Intangible Assets consist of the costs incurred in acquiring the Federal, State and Local permits necessary in order to operate a soil remediation facility within the City of Philadelphia and Commonwealth of Pennsylvania. The permit costs are being amortized on a straight line basis over a period of ten years.

                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                          DECEMBER 31, 1996 AND 1995
                          --------------------------


NOTE 2  SIGNIFICANT ACCOUNTING POLICIES  (Continued)
        -------------------------------

        Revenue Recognition:
        -------------------

        The Company primarily derives its Revenues from construction contractors specializing in environmental clean up of petroleum contaminated soil. Revenue is recognized when the performance of the remediation process is completed.


NOTE 3  Prepaid Expenses:
        ----------------

        Prepaid expenses consist of the following at December 31, 1996 and December 31, 1995 and are summarized as follows:


                                                          1996         1995
                                                       -----------  -----------
     Prepaid Rent                                           7,500        7,500
     Security Deposit                                       7,500        7,500
     Prepaid Landfill Fees                                793,758            0
                                                        ---------    ---------
                                                          808,758       15,000
                                                        =========    =========

NOTE 4  PROPERTY AND EQUIPMENT:
        ----------------------

        Property and equipment at December 31, 1996 and 1995 are summarized as follows:


                                                           1996         1995
                                                        ---------    ---------
     Machinery and Equipment                            1,960,130    1,960,130
     Office Equipment                                      10,843       10,843
                                                        ---------    ---------
                                                        1,970,973    1,970,973
     LESS: Accumulated Depreciation                      (581,160)    (328,944)
     ----                                               ---------    ---------

     NET PROPERTY AND EQUIPMENT                         1,389,813    1,642,029
                                                        =========    =========

NOTE 5  INTANGIBLE ASSETS:
        -----------------

        A summary of intangible assets and accumulated amortization at December 31, 1996 and December 31, 1995 are as follows:


                                                           1996         1995
                                                        ---------    ---------
     Permits Costs                                        514,229      513,729
     LESS: Accumulated Amortization                      (127,059)     (75,686)
     ----                                               ---------    ---------

     NET INTANGIBLE ASSETS                                387,170      438,043
                                                        =========    =========

                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                          DECEMBER 31, 1996 AND 1995
                          --------------------------


NOTE 6  OTHER ASSETS:
        ------------

        The Pennsylvania Department of Environmental Resources requires the posting of a bond before issuing the necessary permit to operate a soil remediation facility within the Commonwealth of Pennsylvania. The bond is to insure that any environmental contamination is cleaned up when the Company ceases operation of the soil remediation facility. In June 1994, the Company posted a $250,000.00 bond. The Bond is refundable when the soil remediation plant ceases operation and the site has been cleaned up to the satisfaction of the Pennsylvania Department of environmental resources.

NOTE 7  DUE TO RELATED COMPANIES:
        ------------------------

        USA Waste of Fairless Hills, Inc. D/B/A Clean Soils is a wholly owned subsidiary of USA Waste Services, Inc. The Company transferred funds to certain other wholly owned subsidiaries and received funds transferred from other wholly owned subsidiaries of its parent company, USA Waste Services, Inc. The year end balances resulting from the transfers of funds between related companies at December 31, 1996 and December 31, 1995 are summarized as follows:


                                                     1996        1995
                                                  -----------  ---------

        USA Waste Services, Inc.                   4,140,826   2,123,246
        Soil Remediation of Philadelphia, Inc.    (1,496,661)          0
        Mid Jersey Disposal, Inc.                    495,634           0
                                                  ----------   ---------
                                                   3,139,799   2,123,246
                                                  ==========   =========

NOTE 8  FEDERAL AND STATE TAXES:
        -----------------------

        At December 31, 1996, the Company had a net operating loss for Federal income tax purposes of $491,396.00. The net operating loss carryback and or forward results in a tax benefit of $196,558.00. At December 31, 1995, the Company had net operating income for Federal income tax purposes of $396,745.00. The resulting tax liability was $158,698.00.

NOTE 9  COMMITMENTS AND CONTINGENCIES:
        -----------------------------

        The Company is obligated under an operating lease, primarily for its operating facilities including land and office space. The Lease commenced on January 1, 1994, and shall expire on December 31, 1998 with a five year renewal option starting on January 1, 1999 and expiring on December 31, 2003. Future minimum lease payments are as follows: 1997 - $98,100.00, 1998 - $100,800.00, 1999 -$103,500.00, 2000 - $106,200.00,
        2001 - $108,900.00, 2002 - $111,600.00, and 2003 - $114,300.00,
        respectively. The rental expense under the lease was approximately $90,000.00 for 1996 and $90,000.00 for 1995.

                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                          DECEMBER 31, 1996 AND 1995
                          --------------------------



NOTE 9  COMMITMENTS AND CONTINGENCIES:  (continued)
        -----------------------------

        The Company is subject to extensive and changing Federal, State and Local environmental laws and regulations in the Commonwealth of Pennsylvania that have been enacted in response to technological advances and the public concern over environmental issues. The expenditures necessary to comply with environmental laws and regulations are made in the normal course of business. Although the company to the best of its knowledge, is in compliance in all material respects with the laws and regulations affecting its operations. There is no assurance that the Company will not have to expend substantial amounts for compliance in the future.

                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                                 BALANCE SHEET
                                 -------------
                                 JUNE 30, 1997
                                 -------------
                                  (Unaudited)

                                     ASSETS
                                     ------


CURRENT ASSETS:
--------------
  Cash                                       910
  Accounts Receivable - Trade LESS
    Allowance of $175,000              1,146,275
  Prepaid Expenses                       767,310
  Refundable Income Taxes                155,692
                                       ---------

     TOTAL CURRENT ASSETS                               2,070,187

PROPERTY AND EQUIPMENT:
----------------------
  Property and Equipment               1,970,973
  LESS:  Accumulated Depreciation     (  707,193)
  ----                                 ---------
     NET PROPERTY AND EQUIPMENT                         1,263,780


INTANGIBLE ASSETS:
-----------------
  Permit Costs - Net                                      365,914

Other Assets:
------------
  Pennsylvania Bond                                       250,000
                                                        ---------

     TOTAL ASSETS                                       3,949,881
                                                        =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
-------------------
  Accounts Payable - Trade               232,357
  Due to Related Companies             3,635,698
                                       ---------

     TOTAL LIABILITIES                                  3,868,055

STOCKHOLDERS' EQUITY:
---------------------
  Common Stock - No Par Value;
    Authorized 1,000
  Shares; Issued and Outstanding               5
  Retained Earnings                       81,821
                                       ---------

     TOTAL STOCKHOLDERS' EQUITY                            81,826
                                                        ---------

     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                             3,949,881
                                                        =========


                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                 STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                 ---------------------------------------------
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                     --------------------------------------
                                  (Unaudited)


                                                              SIX MONTHS
                                                                ENDED
                                                            JUNE 30, 1997
                                                            -------------
SALES                                                          731,786

COST OF SALES                                                  977,430

GENERAL AND ADMINISTRATIVE EXPENSES                            143,585
                                                             ---------

     LOSS BEFORE INCOME TAXES                                ( 389,229)


Tax Effect of Operating Loss                                   155,692
                                                              --------

     NET LOSS                                                ( 233,537)


Retained Earnings - Beginning of Period                        315,358
                                                              --------

Retained Earnings - End of Period                               81,821
                                                              ========


                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                            STATEMENT OF CASH FLOWS
                            -----------------------
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                     --------------------------------------
                                  (Unaudited)


                                                             SIX MONTHS
                                                               ENDED
                                                              6-30-97
                                                          ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
  Net LOSS                                                  (  233,537)
  Adjustments to Reconcile Net Income to
  Net Cash Provided by Operating Activities:
      Depreciation                                             126,034
      Amortization                                              21,255
      (Increase) Decrease in:
        Receivables                                         (  618,382)
        Prepaid Expenses                                        41,448
        Refundable Income Taxes                                 40,866
      Increase (Decrease) in:
        Accounts Payable                                       126,327
                                                             ---------

     NET CASH USED IN
      OPERATING ACTIVITIES                                  (  495,989)
                                                             _ _ _ _ _

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
 Due to Related Companies                                      495,899
                                                             ---------

   NET CASH PROVIDED
    BY FINANCING ACTIVITIES                                    495,899
                                                             _ _ _ _ _

DECREASE IN CASH & CASH EQUIVALENTS                         (       90)
 Cash and Cash Equivalents:
 -------------------------

  Beginning                                                      1,000
                                                             ---------

  Ending                                                           910
                                                             =========


                       USA WASTE OF FAIRLESS HILLS, INC.
                       ---------------------------------
                               D/B/A CLEAN SOILS
                               -----------------
                    SELECTED NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)
                    --------------------------------------
                                 JUNE 30, 1997
                                 -------------



NOTE 1  NATURE OF BUSINESS:
        ------------------

        USA Waste of Fairless Hills, Inc. D/B/A Clean Soils, (The Company) is engaged in the business of remediation services for petroleum contaminated soil, through a carefully controlled process in which the soil is heated to temperatures whereby the Hydro-carbon Contaminates are volatized and released from the soil. These vapors are then collected and cleaned through air pollution control systems. The resulting clean soil is collected and stored, to be used for a variety of purposes, such as backfill, road building, construction, etc.

NOTE 2  SIGNIFICANT ACCOUNTING POLICIES
        -------------------------------

        Allowance for Uncollectible Accounts:
        ------------------------------------

        The Company uses the Allowance Method to account for uncollectible accounts receivable. The Allowance is based on management's analysis of possible bad debts. Bad debt recoveries are charged against the allowance account as realized.

        Property and Plant Depreciation:
        --------------------------------

        Property and Equipment are capitalized and stated at cost. Depreciation is computed on the straight-line basis over the estimated service lives of the respective classes of property.

        Intangible Assets
        -----------------

        Intangible Assets consist of the costs incurred in acquiring the Federal, State and Local permits necessary in order to operate a soil remediation facility within the City of Philadelphia and Commonwealth of Pennsylvania. The permit costs are being amortized on a straight line basis over a period of ten years.

      Revenue Recognition:
      -------------------

        The Company primarily derives its Revenues from construction contractors specializing in environmental clean up of petroleum contaminated soil. Revenue is recognized when the performance of the remediation process is completed.

         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
                         THE YEAR ENDED JUNE 30, 1997

     On August 15, 1997, all of the outstanding stock of Harford Disposal, Inc. ("Hardford") was acquired by Eastern Environmental Services, Inc. (the "Registrant") and immediately thereafter, all of the outstanding stock of Pappy, Inc. was purchased by Harford for total consideration paid by Eastern Environmental Services, Inc. of approximately $12,000,000. Harford's only activity was the acquisition of Pappy, Inc. and therefore Pappy, as the predecessor company, constitutes the business acquired by the Registrant. Additionally, on August 20, 1997, all of the outstanding stock of Soil Remediation of Philadelphia, Inc. ("SRP") was acquired by the Registrant for consideration consisting of 270,000 unregistered shares of the Registrant's common stock valued at $12.375 per share. Simultaneously, with the closing of the SRP transaction, the Registrant and its wholly owned subsidiary, Eastern Environmental Services, Inc. of Fairless Hill, Inc. ("EESI of Fairless"), entered into an Agreement (the "Fairless Hills Agreement") dated August 20, 1997 with USA Waste Services, Inc. ("USA Waste"), USA Waste of Fairless Hills, Inc. ("USA Fairless"), and Clean Soils of Fairless Hills, Inc. ("Clean Soils") to evidence a transaction under which EESI of Fairless will acquire all stock of Clean Soils and USA Fairless, two companies under common ownership with SRP by USA Waste. The closing of the acquisition of the stock of Clean Soils and USA Fairless are pending upon satisfaction of certain normal conditions which the Registrant believes will be resolved. The following unaudited pro forma consolidated Statement of Operations for the year ended June 30, 1997 gives effect to the aforementioned transactions as if the transactions had occurred on July 1, 1996.

     The following unaudited pro forma financial data may not be indicative of what the results of operations or financial position of Eastern Environmental Services, Inc. would have been, had the transactions to which such data gives effect had been completed on the date assumed, nor are such data necessarily indicative of the results of operations or financial position of Eastern Environmental Services, Inc. that may exist in the future. The following unaudited pro forma information should be read in conjunction with the notes thereto, the other pro forma financial statements and notes thereto, and the consolidated financial statements and notes of Eastern Environmental Services, Inc. as of June 30, 1997 and for each of the three years in the period then ended and the historical financial statements of SRP and Clean Soils appearing elsewhere in this filing.

         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
                         THE YEAR ENDED JUNE 30, 1997

                                        Eastern                                                                        Pro
                                      Environmental                                             Pro Forma             Forma
                                     Services, Inc.   Pappy, Inc.      SRP       Clean Soils   Adjustments        Consolidated
                                     ---------------  -----------  ------------  ------------  ------------       -------------
Revenues                                $79,625,420    $2,803,860  $ 3,649,026    $1,513,224   $        --         $87,591,530





Cost of revenues                         53,130,199       910,970    6,944,870     1,755,047           411   (1)    62,741,497






Selling, general and
   administrative expenses               12,778,548       430,787      704,137       165,768       (86,918)  (2)    13,992,322
Depreciation and
   amortization                           4,742,370       107,914      975,224       299,068       745,434   (1)     5,613,730
                                                                                                (1,256,280)  (4)
Merger costs                              3,336,792            --           --            --                         3,336,792
                                        -----------    ----------  -----------    ----------   -----------         -----------

Operating income (loss)                   5,637,511     1,354,189   (4,975,205)     (706,659)      597,353           1,907,189

Interest (expense) income, net           (2,662,729)       13,717           --            --         9,750   (3)    (2,639,262)
Other income, net                           508,778           552           --            --            --             509,330
                                        -----------    ----------  -----------    ----------   -----------         -----------
Income before (loss) income taxes         3,483,560     1,368,458   (4,975,205)     (706,659)      607,103            (222,743)

Income tax (expense) benefit             (1,341,205)           --    1,990,082       282,664      (242,800)  (6)       688,741
                                        -----------    ----------  -----------    ----------   -----------         -----------

Net income (loss)                       $ 2,142,355    $1,368,458  $(2,985,123)   $ (423,995)  $   364,303         $   465,998
                                        ===========    ==========  ===========    ==========   ===========         ===========

Net income per share                                                                                               $       .03
                                                                                                                   ===========

Weighted average number of
    shares outstanding                                                                                       (5)    15,281,802
                                                                                                                   ===========

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
                  OPERATIONS FOR THE YEAR ENDED JUNE 30, 1997

(1) To adjust depreciation and amortization expense for the change in the basis of property, equipment, landfill site costs and intangible assets as if the purchase of Pappy had been completed on July 1, 1996 net of historical depreciation and amortization expense of Pappy and to reflect the Company's methodology of amortizing landfill site costs and closure and post-closure costs. Landfill site costs and closure and post-closure costs are amortized based upon consumed airspace using the unit-of-production method of airspace filled during the period in relation to estimates of total available airspace.

(2) To eliminate intercompany administrative charges related directly to cost sharing arrangements provided by Pappy's prior parent, which were terminated as a result of the purchase transaction.

(3) To eliminate interest expense of $9,750 related to debt of Pappy, Inc. not acquired by the Registrant.

(4) To adjust depreciation and amortization expense for the change in the basis of property, equipment and intangible assets as if the purchase of SRP and Clean Soils had been completed on July 1, 1996 net of historical depreciation and amortization expense of SRP and Clean Soils.

(5) For the purpose of determining pro forma earnings per share, the issuance of 270,000 and 35,000 shares of Common Stock as consideration for the purchase of the stock of SRP and Clean Soils, repectively, were considered to have been outstanding from July 1, 1996.

(6) The Company's pro forma effective tax provision is due to the realization of federal net operating loss carry-forwards and the reversal of certain related valuation allowances.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997


                                             Eastern
                                          Environmental                                             Pro Forma           Pro Forma
                                          Services, Inc.  Pappy, Inc.      SRP      Clean Soils    Adjustments          As Adjusted
                                         ---------------  -----------  -----------  -----------    -------------        ----------

Assets
Current Assets
 Cash and cash equivalents.............    $  4,292,278    $  225,084  $     1,250   $      910   $  1,470,448 (1)(2)  $ 5,989,970
 Accounts receivable, net of
   allowance                                 13,508,730        58,728    3,203,358    1,146,275     (3,030,331)(2)      14,886,760
 Deferred income taxes.................       3,369,014            --           --           --             --           3,369,014
 Refundable income taxes...............              --            --    1,453,343      155,692     (1,609,035)(2)               0
 Prepaid expenses and other current
  assets...............................       4,538,198        21,931           --      767,310       (789,241)(1)(2)    4,538,198
                                           ------------    ----------  -----------   ----------   ------------        ------------
  Total current assets.................      25,708,220       305,743    4,657,951    2,070,187     (3,958,159)         28,783,942
Net property, plant & equipment........      66,143,633       590,364    8,388,988    1,263,780      4,272,659 (1)(2)   80,659,424
Assets held for resale.................         358,758            --           --           --             --             358,758
Excess cost over fair market value of
 net assets acquired...................      60,302,159            --           --           --        237,161 (2)      60,539,320
Intangible assets, net.................       6,079,686            --      336,333      365,914       (702,247)(2)       6,079,686
Notes receivable from stockholders /
 officers..............................         432,902            --           --           --             --             432,902
Other assets...........................       2,060,054       362,005      245,220      250,000       (362,005)(1)       2,555,274
                                           ------------    ----------  -----------   ----------   ------------        ------------
  Total assets.........................    $161,085,412    $1,258,112  $13,628,492    3,949,881   $   (512,591)        179,409,306
                                           ============    ==========  ===========   ==========   ============        ============
Liabilities and stockholders' equity
Current liabilities
 Current maturities on long-term
  debt.................................    $  1,803,269    $        0  $         0   $        0    $         0           1,803,269
 Current maturities of obligations
  under capital leases.................       1,249,769            --           --           --             --           1,249,769
Accounts payable.......................       8,036,964        29,091       85,992      232,357       (318,349)(2)       8,066,055
Accrued expenses and other current
 liabilities...........................      12,854,591            --   11,765,490    3,635,698    (13,627,188)(2)      14,628,591
Income taxes payable...................         387,342            --           --           --             --             387,342
Current portion of accrued landfill
 closure and other environmental
 costs.................................       2,228,000            --           --           --             --           2,228,000
                                           ------------    ----------  -----------   ----------   ------------        ------------
  Total current liabilities............      26,559,935        29,091   11,851,482    3,868,055    (13,945,537)         28,363,026
Deferred income taxes..................       5,716,590            --           --           --             --           5,716,590
Long-term debt.........................      59,303,672       250,000           --           --     11,750,000 (1)      71,303,672
Capital lease obligations--
 long-term.............................       1,625,741            --           --           --             --           1,625,741
Accrued landfill closure and other                                                           --
 environmental costs...................       6,891,219       746,428           --                          --           7,637,647
Other long-term liabilities............       9,151,246            --           --           --             --           9,151,246

Stockholders' equity
 Common stock..........................         161,530           100        1,000            5          1,945 (1)(2)      164,580
 Additional paid-in capital............      50,072,591            --        9,000           --      3,762,325 (2)      53,843,916
 Retained earnings (deficit)...........       1,679,147       232,493    1,767,010       81,821     (2,081,324)(1)(2)    1,679,147
 Less treasury stock at cost--
                                                (76,259)           --           --           --             --             (76,259)
  39,100 common shares.................    ------------    ----------  -----------   ----------   ------------        ------------

  Total stockholders' equity...........      51,837,009       232,593    1,777,010       81,826      1,682,946          55,611,389
                                           ------------    ----------  -----------   ----------   ------------        ------------
  Total liabilities and stockholders'
                                           $161,085,412    $1,258,112  $13,628,492   $3,949,881   $   (512,591)       $179,409,306
   equity..............................    ============    ==========  ===========   ==========   ============        ============


            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997

(1) On August 15, 1997, all of the outstanding stock of Harford Disposal, Inc. ("Harford") was acquired by Eastern Environmental Services, Inc. and immediately thereafter, all of the outstanding stock of Pappy, Inc. was purchased by Harford for total consideration paid by Eastern Environmental Services, Inc. of approximately $12,000,000. Harford's only activity was the acquisition of Pappy, Inc. and therefore Pappy, as the predecessor company, constitutes the business acquired by the Registrant. The acquisition has been accounted for under the purchase method. Pursuant to the terms of the Purchase Contract, certain property, equipment, intangible assets, other assets and working capital were acquired for consideration of $12,000,000 in cash. With respect to the closure and post-closure liabilities, the Company recorded a $750,000 liability at the date of the acquisition representing the Company's estimate of closure and post-closure liability for the entire site utilizing engineering studies and state requirements as compared to the percentage of airspace utilized at the date of the acquisition. The preliminary allocation of the purchase price is as follows:

                       Property, equipment and landfill
                         site...............................  $12,724,000

                       Current assets acquired..............       55,000

                       Other liabilities....................      (29,000)
                                                              -----------

                       Landfill closure and post-closure...     (750,000)
                                                              -----------

                                                              $12,000,000
                                                              ===========

  The pro forma adjustment to record the purchase price is net of the following assets and liabilities not assumed based on the unaudited June 30, 1997 balance sheet:

                   Property and equipment, net..  $ 219,080

                   Current assets...............    247,015

                   Other assets.................    362,005


                   Other liabilities............   (250,000)
                                                  ---------


                   Net Assets not assumed.......  $ 578,100
                                                  =========


  In August 1997, the Company completed the sale and registration of 5,175,000 shares of its common stock which generated net proceeds of approximately $85.5 million. The acquisition was funded with a portion of these proceeds. In the June 30, 1997 pro forma balance sheet, the funding of the acquisition has been shown as borrowings under the Company's credit facility.


(2) On August 20, 1997, all of the outstanding stock of Soil Remediation of Philadelphia, Inc. ("SRP") was acquired by the Registrant for consideration consisting of 270,000 unregistered shares of the Registrant's common stock valued at $12.375 per share. Simultaneously, with the closing of the SRP transaction, the Registrant and its wholly owned subsidiary, Eastern Environmental Services, Inc. of Fairless Hill, Inc. ("EESI of Fairless"), entered into an Agreement (the "Fairless Hills Agreement") dated August 20, 1997 with USA Waste Services, Inc. ("USA Waste"), USA Waste of Fairless Hills, Inc. ("USA Fairless"), Clean Soils of Fairless Hills, Inc. ("Clean Soils") to evidence a transaction under which EESI of Fairless will acquire all stock of Clean Soils and USA Fairless, two companies under common ownership with SRP by USA Waste. The closing of the acquisition of the stock of Clean Soils and USA Fairless are pending upon satisfaction of certain normal conditions which the Registrant believes will be resolved. The acquisition of SRP has been accounted for under the purchase method. The Preliminary allocation of the purchase price is as follows:

                   Cash..............................  $1,697,692

                   Accounts receivable, net..........   1,319,302

                   Property, plant and equipment.....   1,799,000

                   Goodwill..........................     237,161

                   Other assets......................     495,220

                   Other liabilities.................  (1,774,000)
                                                       -----------
                                                       $3,774,375
                                                       ===========

  The Pro forma adjustment to record the purchase price is net of the following assets and liabilities not assumed based on the unaudited June 30, 1997 balance sheet:

                   Current assets....................  $2,376,345

                   Intangible assets.................     702,247

                   Other liabilities.................  (3,895,537)
                                                       -----------
                   Net liabilities not assumed.......  $ (816,945)
                                                       ===========

                                  EXHIBIT INDEX

Exhibit
  No.              Description
  ---              -----------

 23.1              Consent of Daniel P. Irwin and Associates, P.C.